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                                                                   EXHIBIT 10.22
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                           ASSOCIATED HOLDINGS, INC.
                       1992 Management Stock Option Plan

1.   Purpose
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     Associated Holdings, Inc., a Delaware corporation (the "Company"), by means of this 1992 Management Stock Option Plan (the "Plan"), desires to afford certain of its directors, key employees and the key employees of any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any parent corporation or subsidiary corporation thereof. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     The stock options described in Section 6 (the "Options"), and the shares of common stock of the Company acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

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2.   Administration
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     The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company or by such other committee, as determined by the Board (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company, each of whom shall qualify as a "disinterested person" to administer the Plan within the meaning of Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to comply at all times with the Exchange Act. A majority of the Committee shall constitute a quorum, and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

3.   Shares Available
     ----------------
     Subject to the adjustments provided in Section 7, the maximum aggregate number of shares of common stock of the Company which may be granted for all purposes under the Plan shall be 86,735 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including, without limitation, the expiration of such Option, the termination of such Option prior to exercise or the forfeiture of such Option, such

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shares shall thereafter be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the common stock of the Company or issued shares of such common stock held in the Company's treasury.

4.   Eligibility and Bases of Participation
     --------------------------------------
     Grants under the Plan (i) may be made, pursuant to Section 6, to key employees, officers and directors (but not to any officer and director who is not also an employee) of the Company, or any parent corporation or subsidiary corporation thereof, who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Key Employee Participants").

5.   Authority of Committee
     ----------------------
     Subject to and not inconsistent with the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:
     a. determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

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     b.   require, as a condition to the granting of any Option, that the person receiving such Option agree not to sell or otherwise dispose of such Option, any common stock acquired pursuant to such Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange
          Act) for a period of six (6) months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option;

     c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

     d. provide the establishment of procedures for an optionee (1) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value (as defined in Section 9) which, together with such cash as shall be paid in respect of fractional shares, shall equal the

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          Option exercise price, and (2) to exercise a portion of an Option by delivering that number of shares already owned by such optionee having a Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

     e. provide the establishment of a procedure whereby a number of shares of common stock or other securities may be withheld from the total number of shares of common stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for taxes incurred by an optionee upon such exercise;

     f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

     g. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

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     h.   establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that the Committee
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may not delegate any duties to a member of the Board of Directors of the Company who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act. The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the

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Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.   Stock Options for Officers and Key Employee Participants
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     The Committee shall have the authority, in its sole discretion, to grant incentive stock options ("Incentive Options") pursuant to Section 422 of the Code, or to grant non-qualified stock options ("Non-Qualified Options") (options which do not qualify under Section 422 of the Code) or to grant both types of Options. No Option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Option may be granted only to Officer and Key Employee Participants. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options
                                         --------  -------
     granted under the Plan shall be subject to the following:

     a.   Option Price.  The Committee shall establish the option price at the
          ------------
          time any Option is granted at such amount as the Committee shall determine. The option price for each share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value

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          per share at the date the Option is granted; provided, however, that
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          in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company, or any parent corporation or subsidiary corporation thereof, which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share at the date the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of Section 7 of the Plan.

     b.   Payment.  The price per share of common stock of the Company with
          -------
          respect to each Option shall be payable at the time the Option is
          exercised.   Such price shall be payable in cash, which may be paid by
          wire transfer in immediately available funds, by check or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of common stock of the Company owned by the

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          optionee or by the Company withholding from the total number of shares to be acquired pursuant to the Option a portion of such shares.
          Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the common stock of the Company on the day preceding the date of the exercise of the Option.

     c.   Continuation of Employment.  Notwithstanding anything else contained
          --------------------------
          herein, each Option by its terms shall require the optionee to remain in the continuous employ of the Company, or any parent corporation or subsidiary corporation thereof, for at least six (6) months (or three
          (3) months in the case of an Incentive Option) from the date of grant of the Option before the right to exercise any part of the Option will accrue.

     d.   Exercisability of Stock Option.  Each Option shall be exercisable in
          ------------------------------
          such installments as may be determined by the Committee at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the

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          expiration of ten (10) years from the date of grant of the Option;
          provided, however, in the case of an Incentive Option granted to a
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          person who, at the time such Option is granted, owns stock of the
          Company, or any parent corporation or subsidiary corporation thereof, possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any corporation or subsidiary corporation thereof, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

     e.   Death.  In the event of the death of any optionee, the estate of such
          -----
          optionee shall have the right, within six (6) months after the date of death (but not after the expiration date of the Option), to exercise such optionee's Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of his death.

     f.   Disability.  If the employment of any optionee is terminated because
          ----------
          of Disability (as defined in Section 9), such optionee shall have the right within six (6) months after the date of termination (or within one (1) year after the date of such termination in the case of an Incentive
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          Option) (but in no case after the expiration of the Option), to exercise the Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination.

     g.   Other Termination or For Cause.  If the employment of an optionee is
          ------------------------------
          terminated for any reason other than those specified in subsections 6(e) and (f) above, such optionee shall have the right, within thirty
          (30) days (or three (3) months in the case of an Incentive Option) after the date of such termination (but not after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination, except that, if such optionee's employment was terminated by the Company, or any parent corporation or subsidiary corporation thereof, for good cause, or if the optionee voluntarily terminates employment without the consent of the Company, or any parent corporation or subsidiary corporation thereof (of which fact the Committee shall be the sole judge), such optionee shall immediately forfeit all rights under his Option except as to the shares of stock already purchased.
          Termination for "good cause"

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          shall mean (unless another definition is agreed to in writing by the
          Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's theft or embezzlement, or attempted theft or embezzlement, of money or tangible or intangible assets or property of the Company or any parent corporation or subsidiary corporation thereof, (B) any act or acts of moral turpitude by optionee, (C) other than as a result of a Disability, optionee's failure to devote adequate time to the Company's or such parent corporation's or such subsidiary corporation's business as determined in the reasonable judgment of the Board of Directors, after having given optionee not less than 10 days advance written notice of the asserted problem and a reasonable opportunity to cure, (D) any intentional acts by optionee which establish optionee's loyalty to a business entity or person other than the Company, (E) gross negligence or willful misconduct in the performance of optionee's duties, (F) conviction of a felony, (G) conviction of a crime, the conviction of which results in a material injury to the Company or any parent corporation or subsidiary corporation thereof, or (H) a willful material breach of any


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          employment agreement entered into between optionee and the Company or any parent corporation or subsidiary corporation thereof. The determination that there exists "good cause" for termination shall be made by the Option Committee (unless otherwise agreed to in writing by the Company and the optionee) and such determination shall be conclusive.

     h.   Maximum Exercise.  The aggregate Fair Market Value of stock
          ----------------
          (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company, or any parent corporation or subsidiary corporation thereof, shall not exceed $100,000.

7.   Adjustment of Shares
     --------------------

     In the event there is any change in the common stock of the Company by reason of any consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company, the number or kind of shares or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event, provided that

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each optionee's position with respect to the Option and the per share price or value thereof shall not, as a result of such adjustment, be worse than it had been immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

     In the event of a Change of Control or a merger between the Company and another corporation in which the Company is not the surviving entity and where any optionee holds Options issued pursuant to this Plan which have not been exercised, such Options shall be cancelled and replacement Options shall be issued by the surviving entity in accordance with Rule 16b-3(f)(1) under the Exchange Act.

8.   Miscellaneous Provisions
     ------------------------
     a.   Assignment or Transfer.  No grant of any "derivative security" (as
          ----------------------
          defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution. During the

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          lifetime of an optionee, Options granted hereunder shall be exercisable only by the optionee.

     b.   Investment Representation.  If a registration statement under the
          -------------------------
          Securities Act of 1933, as amended (the "Securities Act"), with respect to the common stock issuable upon exercise of an Option, is not in effect at the time such Option is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such common stock to the exercising optionee, such optionee must deliver to the Secretary of the Company a written statement (i) representing and warranting that such common stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such common stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and
          (iii) agreeing that the certificates representing such common stock shall bear a legend to the effect of the foregoing.

          If, subsequent to the delivery by an optionee of the written statement described in the preceding paragraph, the common stock issuable upon exercise of an Option is registered under the Securities

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          Act, the Company may release such optionee from such written statement without effecting a "modification" of the Plan within the meaning of
          Section 424(h)(3) of the Code.

     c.   Withholding Taxes.  In the case of distributions of common stock or
          -----------------
          other securities hereunder, the Company, as a condition of such distribution, may require the payment (through withholding from the optionee's salary, reduction of the number of shares of common stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

     d.   Costs and Expenses.  The costs and expenses of administering the Plan
          ------------------
          shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

     e.   Funding of Plan.  The Plan shall be unfunded.  The Company shall not
          ---------------
          be required to make any segregation of assets to assure the payment of any Option under the Plan.

     f.   Other Incentive Plans.  The adoption of the Plan does not preclude the
          ---------------------
          adoption by appropriate means of any other incentive plan for employees.

     g.   Effect on Employment.  Nothing contained in the Plan or any agreement
          --------------------
          related hereto or referred

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          to herein shall affect, or be construed as affecting, the terms of employment of any Officer and Key Employee Participants except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company, or any parent corporation or subsidiary corporation thereof, to continue the employment of any Officer and Key Employee Participant, and (ii) any Officer and Key Employee Participant to remain in the employ of the Company, or any parent corporation or subsidiary corporation thereof.

9.   Definitions
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     a.   "Fair Market Value" shall, as it relates to the common stock of the
          Company, mean the average of the high and low prices of such common stock as reported on a national stock exchange or as listed for quotation on the NASDAQ National Market System on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such common stock is not listed on a national stock exchange or is not listed for quotation on the NASDAQ National Market System, the value of such common stock on such

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          date as determined by the Board of Directors of the Company in good faith.

     b. "Disability" means optionee's inability, due to illness, accident, injury, physical or mental incapacity or other disability, effectively to carry out his duties and obligations as an employee of the Company or to participate effectively and actively as an employee of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

10.  Amendment of Plan
     -----------------

     The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the common stock of the Company which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum option price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under

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the Exchange Act.  No amendment, modification, suspension or termination of the
Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

11.  Effective Date
     --------------

     The Plan shall become effective January 31, 1992, the date as of which the Plan was adopted by the Board of Directors (the "Effective Date"); provided,
                                                                   --------
however, that if the Plan is not approved by a vote of the stockholders of the
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Company at an annual meeting or by written consent within twelve (12) months before or after the Effective Date, the Plan and any Options granted thereunder shall terminate.

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